UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2011

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia		22031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

Explanatory Note

As previously reported, On December 31, 2011, ICF International, Inc. (the “Company”), through its wholly-owned subsidiary ICF Consulting Group, Inc. (the “Purchaser”), completed its acquisition of Ironworks Consulting, L.L.C., a Virginia limited liability company (“Ironworks”) pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”) with the members (the “Members”) of Ironworks dated December 12, 2011. This Form 8-K/A is filed as an amendment to the Form 8-K filed by the Company on January 3, 2012. The information previously reported in the Form 8-K is hereby incorporated by reference into this Form 8-K/A. The purpose of this Form 8-K/A is to file the financial statements and pro forma information required by Item 9.01.

(a)	Financial statements of businesses acquired

The following audited year-end financial statements are attached hereto as Exhibit 99.1 and incorporated herein by reference:

i.	Independent Auditors’ Report

ii.	Balance Sheets as of December 31, 2010 and December 31, 2009

iii.	Statements of Operations and Changes in Members’ Capital for the Years Ended December 31, 2010 and December 31, 2009

iv.	Statements of Cash Flows for the Years Ended December 31, 2010 and December 31, 2009

v.	Summary of Accounting Policies

vi.	Notes to Financial Statements

The following unaudited interim financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

i.	Unaudited Condensed Balance Sheets as of September 30, 2011 and December 31, 2010

ii.	Unaudited Condensed Statements of Operations and Changes in Members’ Capital for the Nine Months Ended September 30, 2011 and September 30, 2010

iii.	Unaudited Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2011 and September 30, 2010

iv.	Notes to Unaudited Condensed Interim Financial Statements

(b)	Pro forma financial information

The following pro forma financial statements are attached hereto as Exhibit 99.3 and incorporated herein by reference:

i.	Unaudited Pro Forma Balance Sheet as of September 30, 2011

ii.	Unaudited Pro Forma Statement of Earnings for the Nine Months Ended September 30, 2011

iii.	Unaudited Pro Forma Statement of Earnings for the Twelve Months Ended December 31, 2010

iv.	Notes to Unaudited Pro Forma Financial Statements

(c)	Shell company transactions

Not applicable

(d)	Exhibits

23.1	Consent of Independent Auditors’

99.1	Audited Financial Statements of Business Acquired

99.2	Interim Unaudited Financial Statements of Business Acquired

99.3	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: March 1, 2012	By:	/s/ Sandra Murray
Sandra Murray
Senior Vice President & Interim Chief Financial Officer